UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported)     March 3, 2004

DIGITAL ANGEL CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware

1-15177

52-1233960

(State of other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

490 Villaume Avenue, South St. Paul, MN 55075

(Address of Principal Executive Offices)

(Registrant’s telephone number, including area code)     (651) 455-1621

Item 5.                                                         Other Events.

On March 3, 2004, Digital Angel Corporation received a letter dated February 18, 2004 from Richard J. Sullivan informing the Company of his resignation  as Director from the Digital Angel Board of Directors. The Company’s announcement is included in the press release attached as Exhibit 99.1

Item 7.                                                         Exhibits and Reports on Form 8-K.

(a)                      No financial statements are required to be filed as part of this Current Report on Form 8-K.

(b)                     No pro forma financial information is required to be filed as part of this Current Report on Form 8-K.

(c)                      The following exhibit is filed as part of this Current Report on Form 8-K

99.1               Copy of press release dated March 5, 2004

Item 9.                                                         Regulation FD Disclosure.

Digital Angel Corporation is furnishing under Item 9 of this Current Report on Form 8-K the information included as Exhibit 99.1 to this report, which is hereby incorporated herein by reference.  Exhibit 99.1 is Digital Angel Corporation’s press release announcing Mr. Richard J. Sullivan’s resignation as Director from the Digital Angel Board of Directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 5, 2004

/s/ James P. Santelli
Digital Angel Corporation
James P. Santelli
Vice President-Finance and Chief Financial Officer